ASG GROWTH MARKETS FUND

LOOMIS SAYLES SENIOR FLOATING RATE AND FIXED INCOME FUND

Supplement dated February 13, 2012 to the Statement of Additional Information (the “SAI”) dated September 30, 2011, as may be revised or supplemented from time to time.

Effective immediately, Item 3 in the numbered list under the section “Portfolio Holdings” in the SAI is amended and restated as follows:

Disclosure (subject to a written confidentiality provision) to Broadridge Financial Solutions, Inc. as part of the proxy voting recordkeeping services provided to the Funds, and to Glass Lewis & Co., LLC for Senior Floating Rate and Fixed Income Fund and Institutional Shareholder Services Inc. (“ISS”) as part of the proxy voting administration and research services, respectively, provided to the Advisers (votable portfolio holdings of issuers as of record date for shareholder meetings);

Effective immediately, the paragraph immediately following the numbered list in the section “Portfolio Holdings Information” in the SAI is amended and restated as follows:

With respect to items (2) through (5) above, disclosure is made pursuant to procedures that have been approved by the Board of Trustees, and may be made by employees of each Fund’s Adviser, Subadviser, administrator or custodian. With respect to (6) above, approval will be granted only when the officer determines that the Funds have a legitimate business reason for sharing the portfolio holdings information and the recipients are subject to a duty of confidentiality, including a duty not to trade on the information. As of the date of this Statement, the only entities that receive information pursuant to this exception are RR Donnelley (quarterly, or more frequently as needed, disclosure of full portfolio holdings) for the purposes of performing certain functions related to the production of the Funds’ semiannual financial statements, quarterly Form N-Q filings and other related items; Ernst & Young LLP (annually, or more frequently as needed, disclosure of foreign equity securities) for the purpose of performing certain functions related to the production of the Funds’ federal income and excise tax returns; Electra Information Systems, Inc. (daily disclosure of full portfolio holdings) for the purpose of performing certain electronic reconciliations of portfolio holdings of the Senior Floating Rate and Fixed Income Fund; Thomson Reuters (daily disclosure of full portfolio holdings) for the purpose of performing certain electronic reconciliations of portfolio holdings for Growth Markets Fund; Barclays Capital (periodic disclosure of full portfolio holdings) for the purpose of performing analytics and scenario analysis with respect to the Senior Floating Rate and Fixed Income Fund; Securities Class Action Services, LLC (daily disclosure of full portfolio holdings provided the next business day) for the purpose of monitoring and processing any applicable class action lawsuits for the Senior Floating Rate and Fixed Income Fund; Yield Book (periodic disclosure of full portfolio holdings) for the purpose of performing certain portfolio analytics for the Adviser with respect to the Senior Floating Rate and Fixed Income Fund; tax agent in Taiwan (daily disclosure of securities trades of Taiwan based issuers, provided the next business day) for the purpose of performing certain duties for compliance with Taiwan’s tax laws with respect to the

Growth Markets Fund; the Board of Directors of the Growth Markets Fund’s wholly-owned commodity subsidiary (the “Commodity Subsidiary”) (quarterly disclosure of full Commodity Subsidiary portfolio holdings) for the purpose of its oversight of the Commodity Subsidiary; and The Bank of Nova Scotia (quarterly, or more frequently as needed, disclosure of full portfolio holdings) for the purpose of confirming compliance with the credit agreement between The Bank of Nova Scotia and the Senior Floating Rate and Fixed Income Fund. Although the Trust may enter into written confidentiality agreements, in other circumstances, such as those described in (4) above, the obligation to keep information confidential may be based on common law, professional or statutory duties of confidentiality. Common law, professional or statutory duties of confidentiality, including the duty not to trade on the information, may not be as clearly delineated and may be more difficult to enforce than contractual duties. The Funds’ officers determine on a case by case basis whether it is appropriate for the Funds to rely on such common law, professional or statutory duties. The Board of Trustees exercises oversight of the disclosure of portfolio holdings by, among other things, receiving and reviewing reports from the Funds’ chief compliance officer regarding any material issues concerning the Funds’ disclosure of portfolio holdings or from officers of the Funds in connection with proposed new exceptions or new disclosures pursuant to item (6) above. Notwithstanding the above, there is no assurance that the Funds’ policies on the sharing of portfolio holdings information will protect the Funds from the potential misuse of holdings by individuals or firms in possession of that information.